POWER OF ATTORNEY
TCN/TNHC LP

With respect to holdings of and transactions in securities issued by The New Home Company Inc. (the "Company"), each of the undersigned hereby constitutes and appoints the individuals named on Schedule A attached hereto and as may be amended from time to time, or any of them signing singly, with full power of substitution and resubstitution, to act as such undersigned's true and lawful attorney-in-fact to:
1. prepare, execute in such undersigned's name and on such undersigned's behalf, and submit to the United States Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain and/or regenerate codes and passwords enabling such undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, or any rule or regulation of the SEC;
2. execute for and on behalf of such undersigned, Forms 3, 4, and 5 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder;
3. do and perform any and all acts for and on behalf of such undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and
4. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of such undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in the discretion of such attorney-in-fact.
       Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, with full power of substitution and resubstitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
       Each of the undersigned acknowledges that the attorneys-in-fact, in serving in such capacity at the request of such undersigned, are not assuming, nor is any Company assuming, any of such undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.
       This Power of Attorney shall remain in full force and effect with respect to each of the undersigned until such undersigned is no longer required to file Forms 3, 4, and 5 with respect to such undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by such undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 2nd day of October, 2017.

TCN/TNHC LP

By:    TCN/TNHC GP LLC,
Its:    General Partner

By:      /s/ David Veneziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

TCN/TNHC GP LLC

By:    Tricon Housing Partners US II Equity Holdings LP,
Its:    Sole Member

By:    Tricon Housing Partners US II GP LLC,
Its:    General Partner

By:      /s/ David Veneziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

TRICON HOUSING PARTNERS US II EQUITY HOLDINGS LP

By:    Tricon Housing Partners US II GP LLC,
Its:    General Partner

By:      /s/ David Veneziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

TRICON HOUSING PARTNERS US II GP LLC

By:     /s/ David Veneziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

TRICON USA INC.

By:      /s/ David Venaziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

TRICON HOLDINGS USA LLC

By:      /s/ David Veneziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

TRICON US TOPCO LLC

By:      /s/ David Veneziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

TRICON HOLDINGS CANADA INC.

By:      /s/ David Veneziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

TRICON CAPITAL GROUP INC.

By:      /s/ David Veneziano
Name:    David Veneziano
Title:     Vice President, General Counsel and Secretary

Schedule A

Individuals Appointed as Attorney-in-Fact with Full Power of Substitution and Resubstitution

1.  Miek Harbur, Vice President, General Counsel and Secretary
2.  Mark Kawanami, Senior Vice President and Asst. Secretary
3.  Dave Norman, Vice President, Corporate Controller
4.  John Stephens, Chief Financial Officer and Asst. Secretary